Amplify CrowdBureau Online Lending and Digital Banking ETF
Schedule of Investments
January 31, 2021 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 97.9%
Communication Services - 0.9%
9F, Inc. - ADR (a)	384	$472
Facebook, Inc. - Class A (a)	24	6,200
		6,672
Consumer Discretionary - 1.4%
Amazon.com, Inc. (a)	2	6,412
MercadoLibre, Inc. (a)	2	3,559
		9,971
Financials - 79.4%
360 Finance, Inc. - ADR (a)	136	2,366
Ally Financial, Inc.	388	14,682
Bank of America Corp.	448	13,283
Capital One Financial Corp.	140	14,596
Citigroup, Inc.	222	12,874
CNFinance Holdings Ltd. - ADR (a)	944	2,889
Elevate Credit, Inc. (a)	1,660	7,105
Enova International, Inc. (a)	1,425	32,205
FinVolution Group - ADR	740	2,553
Green Dot Corp. (a)	18	904
Jianpu Technology, Inc. - ADR (a)	978	2,895
Jiayin Group, Inc. - ADR (a)	174	583
JPMorgan Chase & Co.	108	13,896
LendingClub Corp. (a)	3,412	37,020
LendingTree, Inc. (a)	542	176,432
LexinFintech Holdings Ltd. - ADR (a)	602	4,678
Lufax Holding Ltd. - ADR (a)	7,632	121,654
OneMain Holdings, Inc.	44	2,049
Qudian, Inc. - ADR (a)	1,874	3,767
Senmiao Technology Ltd. (a)	608	869
SOS Ltd. - ADR (a)	2,586	7,861
The Goldman Sachs Group, Inc.	52	14,101
The PNC Financial Services Group Inc.	92	13,204
The Toronto-Dominion Bank	242	13,695
Truist Financial Corp.	284	13,626
Upstart Holdings, Inc. (a)	524	32,588
Weidai Ltd. - ADR (a)	2,504	3,681
Wells Fargo & Co.	452	13,506
X Financial - ADR (a)	1,730	3,650
Xiaobai Maimai, Inc. - ADR (a)	764	1,711
Yiren Digital Ltd. - ADR (a)	374	1,294
		586,217
Industrials - 2.4%
CoreLogic, Inc.	26	1,958
Dun & Bradstreet Holdings, Inc. (a)	140	3,311
Equifax, Inc.	40	7,084
TransUnion	64	5,571
		17,924
Information Technology - 13.8%
Fair Isaac Corp. (a)	10	4,501
Fidelity National Information Services, Inc.	204	25,186
Fiserv, Inc. (a)	222	22,797
Global Payments, Inc.	98	17,299
GreenSky, Inc. - Class A (a)	3,286	16,200
Pagseguro Digital Ltd. - Class A (a)	62	3,035
PayPal Holdings, Inc. (a)	28	6,561
Square, Inc. - Class A (a)	30	6,479
		102,058
Total Common Stocks (Cost $682,707)		722,842

MONEY MARKET FUNDS - 0.4%
STIT-Government & Agency Portfolio - Institutional Class - 0.03% (b)	2,531	2,531
Total Money Market Funds (Cost $2,531)		2,531
Total Investments - 98.3%
(Cost $685,238)		$725,373

Percentages are based on Net Assets of $738,169.
ADR -	American Depositary Receipt
(a)	Non-income producing security.
(b)	Seven-day yield as of January 31, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2021:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$722,842
Money Market Funds	2,531
Total Level 1	725,373
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$725,373

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended January 31, 2021, there were no transfers into or out of Level 3 for the Fund.